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                                 EXHIBIT 11(a)



                        Consent of KPMG Peat Marwick LLP





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                         INDEPENDENT AUDITORS' CONSENT





To the Directors
M.S.B. Fund, Inc.

We consent to the use of our report dated February 4, 1997 incorporated by reference herein and to the references to our firm under the heading
"Financial Highlights" in the Prospectus and under the headings of "Independent Auditors" and "Financial Statements" in the Statement of Additional Information in the Registration Statement.





                                        /s/ KPMG PEAT MARWICK LLP

Philadelphia, PA
April 28, 1997